SHAREHOLDER LETTER

Your Fund's Goal: Franklin New York Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes through a diversified portfolio consisting primarily of municipal securities.(1)

Dear Shareholder:

This semiannual report for Franklin New York Tax-Free Income Fund covers the period ended November 30, 1999. During the six months under review, U.S. bond markets continued to experience challenging times. The yield on the benchmark 30-year Treasury bond steadily increased, from 5.83% on May 31, 1999, to 6.29% on November 30, 1999 -- reaching a high of 6.38% on October 26, 1999. The strong U.S. economy, improving global economies, and inflationary worries were driving forces behind U.S. bond market uncertainty. Concerned about domestic inflationary tendencies, the Federal Open Market Committee raised the federal funds target rate from 4.75% to 5.50% in three incremental steps during the reporting period.

1. For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 21 of this report.

CONTENTS

Shareholder Letter .....................................................       1

Performance Summary ....................................................       8

Special Feature:
Uncovering Tax-Free Opportunities ......................................      10

Municipal Bond Ratings .................................................      15

Financial Highlights & Statement of Investments ........................      18

Financial Statements ...................................................      33

Notes to Financial Statements ..........................................      37

[PYRAMID GRAPH]

Credit Quality Breakdown*
Based on Total Long-Term Investments
11/30/99

[PIE CHART]

AAA--46.2%

AA--15.9%

A--19.5%

BBB--17.7%

Below Investment
Grade--0.7%

*Quality breakdowns may include
internal ratings for bonds not rated by
an independent rating agency.


The economy's direction and its effect on inflationary pressures will contribute to the level of volatility that impacts bond markets in the near future. During the period under review, many investors reacted swiftly to new releases of economic data or Federal Reserve Board announcements, and in many instances the market overcorrected. Investors with short-term investment horizons may view such instability as unfavorable. However, we prefer to take a long-term approach toward investing, and we find that recent market conditions afforded us opportunities not only to increase the fund's income-earning potential, but also to enhance the portfolio's overall structure.


NEW YORK UPDATE

During the six months under review, Standard & Poor's(R), an independent credit rating agency, raised New York state's general obligation and appropriation-backed bond ratings to A+.(2) The upgrade reflects fundamental changes in fiscal discipline and management, as evidenced by improving reserves and controlled spending during a period of revenue growth; slow but steady economic growth through which the state regained pre-recession employment levels; and some marginal success in reducing the pace of borrowings. In the short term, the state was well-situated due to the health of its economy, having recently completed four years of strong financial performance. In fiscal 1997 through 1999, the state finished the years with surpluses ranging from $1.4 billion to $2.1 billion.

2. Source: Standard & Poor's, CreditWire, 10/99. This does not indicate Standard & Poor's rating of the fund.


A long-term risk for New York's economy is the state's high debt level. During fiscal 1999, the state's net tax-supported debt level reached $36.9 billion, yielding a debt per capita of $2,036, ranking New York fourth in the nation.(3) Although the state's debt level is high, the credit outlook is stable, given satisfactory economic performance, the ability to manage potential spending pressures, and the continuance of fiscally responsible actions.(2)


PORTFOLIO NOTES

The general rise in interest rates during the six-month reporting period presented challenges for fixed-income markets, as well as the fund's share price, as bond prices fall when interest rates rise. Because the fund's share price is representative of the market value of the portfolio's securities, the rising rates resulted in declining share prices. However, the fund's diversification among municipal bonds protected its shareholders relative to owning individual bonds. At the end of the period, the fund held 440 positions, and because we generally employ a buy-and-hold strategy, the fund is well-seasoned with older, higher-coupon securities. Such holdings tend to moderate volatility and provide higher current income compared with more recently issued securities. For example, the total return on the 30-year Treasury bond during the six-month period was -3.09%, while according to Lipper Analytical Services, Inc., the average total return for funds in the general municipal debt funds category was -3.59%.

3. Source: Moody's Investor Service, 10/99.



PORTFOLIO BREAKDOWN
11/30/99

                                                                     % OF TOTAL
                                                                      LONG-TERM
SECTOR                                                               INVESTMENTS
Prerefunded                                                             26.6%

Subject to Government Appropriation                                     24.1%

Hospital & Health Care                                                  13.8%

Housing                                                                  9.2%

Transportation                                                           7.9%

Utilities                                                                7.5%

Other Revenue                                                            4.7%

General Obligation                                                       3.2%

Higher Education                                                         1.9%

Tax-Supported Debt                                                       1.1%


By comparison, the fund's Class A shares delivered a -2.41% cumulative total return for the six months under review.(4)

We took advantage of rising interest rates to book tax losses by selling some lower yielding securities, and we reinvested the proceeds at current, higher rates. The losses help to offset any potential capital gains in the portfolio and can be carried forward for several years, potentially reducing shareholders' tax liabilities. The higher reinvestment rates for called bonds helped to protect the fund's dividend. Such an environment also presents opportunities to improve the portfolio's call protection, which we will continue to pursue.

During the six months under review, we again sold prerefunded securities. In managing our prerefunded exposure, we typically look to sell such holdings with approximately five years remaining to their call date. In doing so, the fund seeks to capture a premium on the prerefunded bonds and use this capital to invest in current coupon bonds, thus extending the fund's call protection, preserving its income stream, and stabilizing its share price. The fund's portfolio remained broadly diversified, as we purchased bonds during the period from many different sectors. For example, we added bonds issued by the following entities: New York State Dormitory Authority, Metropolitan Transportation Authority, and New York City Municipal Water Finance Authority Water and Sewer System. It should be noted that of the fund's purchases during the period, most were higher rated or insured securities because credit spreads in New York remained suppressed, meaning that investors typically were not compensated for taking on the additional credit risk of a lower-rated security.

4. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. Sources: Standard & Poor's Micropal and Lipper Analytical Services, Inc. The value of Treasuries is fixed; principal is guaranteed and interest is fixed. Investment return and the share price of Franklin New York Tax-Free Income Fund will fluctuate with market conditions. Lipper average includes 278 funds for the six-month period ended 11/30/99. Lipper performance does not include sales charges and results may have been different if such charges had been considered.

Municipal bonds represent one of the most undervalued sectors of the fixed-income market. At the end of the reporting period, the Bond Buyer 40 Index yielded 6.11% and the 30-year Treasury bond yielded 6.29%, resulting in a municipal-to-Treasury ratio of 97%.(5) The average ratio over the past 10 years is 89%, which means that municipal bonds were relatively inexpensive. Municipal bonds have been at the cheaper end of the ratio throughout 1999 due to several factors, most notably that as interest rates rose, many investors shunned the market or moved money into other investments. Also contributing to this situation was a municipal bond supply that, although nearly 20% below 1998 levels, was continuous amid lackluster demand. This created opportunities for us to buy bonds at higher yields.


5. The unmanaged Bond Buyer Municipal 40 Index is composed of the Yield to Maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.


DIVIDEND DISTRIBUTIONS
 6/1/99 - 11/30/99


                                         DIVIDEND PER SHARE
                    ------------------------------------------------------------
MONTH                  CLASS A                 CLASS B                 CLASS C
--------------------------------------------------------------------------------
June                 5.25 cents              4.70 cents              4.70 cents
July                 5.25 cents              4.70 cents              4.70 cents
August               5.25 cents              4.70 cents              4.70 cents
September            5.25 cents              4.70 cents              4.71 cents
October              5.25 cents              4.70 cents              4.71 cents
November             5.25 cents              4.70 cents              4.71 cents
--------------------------------------------------------------------------------
TOTAL               31.50 CENTS             28.20 CENTS             28.23 CENTS

Going forward, our outlook for the fund, the municipal bond market and New York remains positive. We will look to take advantage of the recently higher interest-rate environment, as well as what we believe is the undervalued position of the municipal bond market. We expect New York municipal bond supply to remain stable for the remainder of 1999 and into the year 2000, and this, coupled with a continued strong demand for the state's and City's bonds, should keep New York an attractive investment.


As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the future.

Sincerely,

/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin New York Tax-Free Income Fund

/s/ Sheila Amoroso
Sheila Amoroso

/s/ Rafael R. Costas, Jr.
Rafael R. Costas, Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department


Please remember, this discussion reflects our views, opinions and portfolio holdings as of November 30, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


SIX-MONTH PERFORMANCE SUMMARY AS OF 11/30/99

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A (formerly Class I): Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II): Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS A
Six-Month Total Return               -2.41%
Net Asset Value (NAV)                (11/30/99) $11.31          (5/31/99) $11.91
Change in NAV                        -$0.60

Distributions (6/1/99-11/30/99)      Dividend Income            $0.315

CLASS B
Six-Month Total Return               -2.70%
Net Asset Value (NAV)                (11/30/99) $11.29          (5/31/99) $11.89
Change in NAV                        -$0.60

Distributions (6/1/99-11/30/99)      Dividend Income            $0.282

CLASS C
Six-Month Total Return               -2.69%
Net Asset Value (NAV)                (11/30/99) $11.31          (5/31/99) $11.91
Change in NAV                        -$0.60

Distributions (6/1/99-11/30/99)      Dividend Income            $0.2823


              Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99


                                                                      INCEPTION
CLASS A                               1-YEAR    5-YEAR     10-YEAR    (9/13/82)
Cumulative Total Return(1)            -2.29%    +34.98%    +92.54%     +300.71%
Average Annual Total Return(2)        -6.48%     +5.26%     +6.31%       +8.09%

                                                                      INCEPTION
CLASS B                                                     1-YEAR    (1/1/99)
Cumulative Total Return(1)                                  -2.94%      -2.94%
Average Annual Total Return(2)                              -6.61%      -6.61%

                                                                       INCEPTION
CLASS C                                        1-YEAR       3-YEAR      (5/1/95)
Cumulative Total Return(1)                     -2.85%       +12.17%     +24.86%
Average Annual Total Return(2)                 -4.72%        +3.55%      +4.63%

AS OF 11/30/99

SHARE CLASS                                            A          B          C
Distribution Rate(3)                                 5.33%      5.00%      4.95%
Taxable Equivalent Distribution Rate(4)              9.83%      9.22%      9.13%
30-Day Standardized Yield(5)                         4.79%      4.44%      4.40%
Taxable Equivalent Yield(4)                          8.51%      7.89%      7.82%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value price for Class B) per share on November 30, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and New York state and New York City personal income tax bracket of 45.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.


UNCOVERING TAX-FREE OPPORTUNITIES

[CIRCLE GRAPHIC "SPECIAL FEATURE"]

[PICTURE RAFAEL COSTAS]

Rafael Costas, Senior Vice President and Co-Director of Franklin's Municipal Bond Department, discusses how research is an integral part of Franklin's tax-free income funds' success.

Q: Could you provide an overview of Franklin's research department?

RAFAEL COSTAS: We have one of the industry's largest municipal research staffs, allowing us to routinely analyze more than 2,000 debt issuers a year. The research department analysts work closely with our portfolio managers, who rely on these analysts when making buy and sell decisions. With a focus on in-depth research and the discipline to buy when others are selling, we often are able to find exciting opportunities at temporarily depressed prices. Generally, we concentrate on investment-grade issues. Of course, for our high yield funds, we also look for below investment-grade bonds that we feel offer appropriate rewards for the increased risk.

Q: What are some advantages of Franklin's size and reputation?

RAFAEL: Today, Franklin is one of the nation's leading tax-free fund managers. Our size, with approximately $50 billion of tax-free investments, often enables us to purchase investments at advantageous prices, which in turn, can help keep investment costs low. We pass on these savings to shareholders in the form of higher tax-free yields.(1) In addition, our size often makes us a favorite of new issuers, as many prefer to work with a minimum number of investors.

This page is not part of the shareholder report.

Q: What type of tax-free bonds do you favor?

RAFAEL: We typically look for investment-grade bonds, as we try to provide our shareholders high, current income with a relatively low level of risk. Most of our investment-grade tax-free bond funds are composed of a high percentage of securities rated AAA or AA, the highest ratings bonds can receive from independent credit rating agencies.(2) In addition, many of our purchases are insured because of the prevalence of insurance in the municipal bond marketplace in the past few years. Insured securities normally are rated AAA, further improving the quality of our funds. For our high yield funds, we look for bonds which may be out of favor but, in our view, still have solid fundamentals and the potential to be upgraded. In fact, we devote much of our research efforts to finding such bonds in the low investment-grade, high yield sectors.

Q: How do you research a bond?

RAFAEL: We emphasize detailed, high-quality research, which often enables us to uncover attractive investments that others may have overlooked. When presented with an opportunity, our analysts carefully consider such factors as the bond's purpose, who will repay the bond, if the projections are reasonable, the payment schedule and the issuer's credit history. We incorporate all of the numerical findings in our internal, proprietary databases and spreadsheets created by our analysts. With the processed information and analysis, we meet with our portfolio managers to discuss the merits of each individual issue. The portfolio manager's decision to buy a security will depend largely on our analysis of the bond's credit quality and price. We continue to monitor our investments closely after the purchase, looking for signs of potential problems as well as additional opportunities.


1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Ratings can change.

This page is not part of the shareholder report.

Q: Do you feel it is important to personally meet management and municipal officials?

RAFAEL: Very much so. Each year Franklin's analysts and portfolio managers visit hundreds of sites to garner an understanding that can be obtained only through personal inspection. They meet face-to-face with the project's management and municipal officials to discuss firsthand any potential problems. Our analysts also can use these meetings to discover new opportunities, often before they are widely known.

Q: Do issuers and investment bankers ever come to Franklin?

RAFAEL: Our sizable presence in the municipal bond market frequently means that issuers and their bankers come to us with new issues. In a typical day, we may receive between 50 and 100 calls from brokers offering new and secondary issues. Approximately three times a week, investment bankers visit our offices, usually as part of an issue's road show. We view these as excellent opportunities not only to buy issues at favorable prices, but also to propose changes to the issue, enhancing its quality and appeal to our distinct standards.

[PHOTO OF MOLLY BUTLER & STELLA WONG]

Municipal research analyst Molly Butler discusses a bond issue with portfolio manager Stella Wong.

This page is not part of the shareholder report.

Q: How can Franklin's research influence the portfolio managers' investment decisions?

RAFAEL: Our extensive research allows us to use a contrarian approach to investing, because we firmly believe that near-term volatility can create opportunities for greater long-term yields. For example, when Moody's, Standard & Poor's or Fitch, three independent credit rating agencies, downgrade a bond, many investors sell the issue, sometimes reducing prices to what we believe are attractive levels. As we evaluate our investments based on our internal assessments, we can use these valuable opportunities to purchase what we believe are high-quality issues at temporarily depressed prices.

External events can also lead to situations where bonds become undervalued. Over the past few years, for example, Medicare reform negatively affected the hospital bond sector, even for those hospitals in strong financial shape. As many hospitals' credit profiles weakened, we were able to find value selectively through our analysts' expertise. Seeking to take advantage of this, we recommended such bonds to our portfolio managers who purchased them at a time when the market seemed to be shunning these issues.


WHAT IS A ROAD SHOW?

Before a new issue is brought to the public, the issuer and its investment bankers travel around the country making presentations to potential investors concerning the issuer's financial information and outlook.

This page is not part of the shareholder report.

Q: Could you provide an example of a successful outcome of your research?

RAFAEL: Sure. A perfect example is Tucson Electric Power (TEP). It issued $579 million in tax-exempt debt in 1997-98. However, the utility had a long, troubled history and its debt was rated below investment grade. So, Molly Butler, our electric utility analyst, and I flew to Tucson and spent an entire day with TEP's top executives and division heads. We discussed their history, current position and future plans as well as challenged and questioned many of their projections and assumptions. At the end of the day, we were satisfied that their management team had a clear vision and a realistic plan for the future.

Q: How is TEP doing today?

RAFAEL: Since then, the rating agencies have raised TEP's credit rating and the bonds have seen a significant increase in value. Of course, the ratings can change again in the future. However, the bonds are still offering above-market yields for our shareholders, because we were able to purchase the securities when they were unpopular. We have an excellent relationship with management and they often call Ms. Butler to discuss the latest releases of information.

THANK YOU, RAFAEL.


This page is not part of the shareholder report.


MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights

                                                                                  CLASS A
                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                       YEAR ENDED MAY 31,
                                                 NOVEMBER 30, 1999------------------------------------------------------------------
                                                   (UNAUDITED)(1)         1999         1998         1997         1996         1995
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......            $11.91          $12.08       $11.66       $11.46       $11.75       $11.72
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................               .32             .64          .66          .68          .70          .73
 Net realized and unrealized gains (losses)              (.61)           (.08)         .45          .23         (.28)         .06
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..........              (.29)            .56         1.11          .91          .42          .79
                                                 -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................              (.31)           (.64)        (.66)        (.68)        (.71)        (.76)
 Net realized gains .......................                --            (.09)        (.03)        (.03)          --           --
                                                 -----------------------------------------------------------------------------------
Total distributions .......................              (.31)           (.73)        (.69)        (.71)        (.71)        (.76)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ............            $11.31          $11.91       $12.08       $11.66       $11.46       $11.75
                                                 -----------------------------------------------------------------------------------

Total return* .............................             (2.41%)          4.73%        9.83%        8.16%        3.65%        7.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........        $4,495,639      $4,847,001   $4,824,135   $4,704,745   $4,709,483   $4,725,056
Ratios to average net assets:
 Expenses .................................               .60%**          .59%         .58%         .59%         .58%         .57%
 Net investment income ....................              5.60%**         5.30%        5.57%        5.87%        5.99%        6.39%
Portfolio turnover rate ...................             18.82%          13.34%       18.51%       11.18%       28.34%       40.56%

*Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized.

(1)Based on average shares outstanding.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (continued)


                                                                                             CLASS B
                                                                          ---------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                          NOVEMBER 30, 1999              YEAR ENDED
                                                                           (UNAUDITED)(1)               MAY 31, 1999(2)
                                                                          ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................      $11.89                        $12.06
                                                                          ---------------------------------------------
Income from investment operations:
 Net investment income .................................................         .29                           .77
 Net realized and unrealized losses ....................................        (.61)                         (.70)
                                                                          ---------------------------------------------
Total from investment operations .......................................        (.32)                          .07
                                                                          ---------------------------------------------
Less distributions from net investment income ..........................        (.28)                         (.24)
                                                                          ---------------------------------------------
Net asset value, end of period .........................................      $11.29                        $11.89
                                                                          =============================================
Total return* ..........................................................       (2.70%)                         .62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................................     $32,140                       $19,059
Ratios to average net assets:
 Expenses ..............................................................        1.17%**                       1.16%**
 Net investment income .................................................        5.02%**                       4.72%**
Portfolio turnover rate ................................................       18.82%                        13.34%

*Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized.

(1)Based on average shares outstanding.

(2)For the period January 1, 1999 (effective date) to May 31, 1999.


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (continued)


                                                                                     CLASS C
                                             ---------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                            YEAR ENDED MAY 31,
                                             NOVEMBER 30, 1999   -------------------------------------------------------------
                                               (UNAUDITED)(1)       1999         1998          1997       1996       1995(1,2)
                                             ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)
Net asset value, beginning of period ......        $11.91          $12.07       $11.65        $11.45     $11.73      $11.50
                                             ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................           .29             .62          .59           .63        .65         .05
 Net realized and unrealized gains
 (losses) .................................          (.61)           (.12)         .45           .21       (.29)        .24
                                             ---------------------------------------------------------------------------------
Total from investment operations ..........          (.32)            .50         1.04           .84        .36         .29
                                             ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................          (.28)           (.57)        (.59)         (.61)      (.64)       (.06)
 Net realized gains .......................            --            (.09)        (.03)         (.03)        --          --
                                             ---------------------------------------------------------------------------------
Total distributions .......................          (.28)           (.66)        (.62)         (.64)      (.64)       (.06)
                                             ---------------------------------------------------------------------------------
Net asset value, end of period ............        $11.31          $11.91       $12.07        $11.65     $11.45      $11.73
                                             =================================================================================
Total return* .............................         (2.69%)          4.20%        9.20%         7.52%      3.14%       2.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $132,907        $139,756     $108,686       $74,195    $39,047      $1,913
Ratios to average net assets:
 Expenses .................................          1.17%           1.16%        1.16%         1.17%      1.16%       1.09%**
 Net investment income ....................          5.02%           4.73%        4.98%         5.30%      5.43%       5.32%**
Portfolio turnover rate ...................         18.82%          13.34%       18.51%        11.18%     28.34%      40.56%

*Total return does not reflect sales commission or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized.

(1)Based on average shares outstanding.

(2)For the period May 1, 1995 (effective date) to May 31, 1995, the fund paid a dividend to shareholders of record on the beginning of business, May 1,1995 in the amount of $.06 per share. The net asset value per share includes this dividend.

                     See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED)

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.1%
 BONDS 97.0%
Albany Housing Authority Limited Obligation, Refunding, 6.25%, 10/01/12 ................            $5,250,000            $5,527,935
Albany IDA, Civic Facility Revenue, Albany Medical Center Project, 6.00%,
   5/01/19 .............................................................................             1,270,000             1,181,951
   5/01/29 .............................................................................             1,460,000             1,313,854
Albany Parking Authority Revenue, Refunding, Series A, 6.85%, 11/01/12 .................             1,610,000             1,702,382
Appleridge Retirement Community Inc. Mortgage Revenue, Appleridge Project,
      GNMA Secured,
   5.60%, 9/01/21 ......................................................................             2,150,000             2,081,566
   5.70%, 9/01/31 ......................................................................             3,000,000             2,876,760
Auburn IDA, MFR, Auburn Memorial Home, 6.50%, 2/01/34 ..................................             5,715,000             5,863,419
Batavia Housing Authority Mortgage Revenue, Washington Towers, Refunding, Series A,
     6.50%, 1/01/23 ....................................................................             1,000,000             1,021,940
Battery Park City Authority Revenue, Refunding, Series A, 5.80%, 11/01/22 ..............            68,795,000            66,425,700
Bethany Retirement Home Inc. Mortgage Loan Revenue, 7.50%, 2/01/34 .....................             8,160,000             8,934,710
Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17 ...................             5,375,000             6,442,959
Cortland County IDA, Civic Facilities Revenue, Cortland Memorial Hospital Inc. Project,
     6.25%, 7/01/24 ....................................................................             6,400,000             6,091,712
Franklin County COP, Court House Redevelopment Project, 8.125%, 8/01/06 ................             4,260,000             4,650,514
Franklin County IDA, Lease Revenue, County Correctional Facility Project,
     6.75%, 11/01/12 ...................................................................             4,790,000             4,940,550
Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ..............................             5,385,000             5,628,079
Guam Power Authority Revenue, Series A, Pre-Refunded,
   6.625%, 10/01/14 ....................................................................             2,900,000             3,222,016
   6.75%, 10/01/24 .....................................................................            25,500,000            28,468,710
Hamilton Elderly Housing Corp. Mortgage Revenue, Hamilton Apartments Project,
      11.25%, 1/01/15 ..................................................................             1,280,000             1,314,816
Ilion Elderly Housing Corp. Mortgage Revenue, Section 8 Housing Assistance Revenue,
       7.25%, 7/01/09 ..................................................................             1,795,000             1,752,638
Long Island Power Authority Electric System Revenue, Refunding, Series A,
   5.75%, 12/01/24 .....................................................................            15,000,000            14,368,050
   5.25%, 12/01/26 .....................................................................            27,450,000            24,380,267
   5.50%, 12/01/29 .....................................................................            17,065,000            15,663,281
   MBIA Insured, 5.25%, 12/01/26 .......................................................             6,850,000             6,184,180
Monroe County IDAR, Civic Facilities, De Paul Community Facilities,
      6.50%, 2/01/24 ...................................................................             1,285,000             1,354,005
MTA Commuter Facilities Revenue,
   Series 8, 5.50%, 7/01/21 ............................................................             5,000,000             4,670,800
   Series A, 6.00%, 7/01/24 ............................................................             4,450,000             4,421,476
   Series A, 5.25%, 7/01/28 ............................................................            18,300,000            16,050,930
   Series A, 6.125%, 7/01/29 ...........................................................             9,625,000             9,634,721
   Series A, FGIC Insured, 5.25%, 7/01/28 ..............................................             8,655,000             7,783,268
   Series A, MBIA Insured, 5.625%, 7/01/27 .............................................             8,000,000             7,607,840
   Series A, Pre-Refunded, 6.50%, 7/01/24 ..............................................            35,620,000            38,709,679
   Series C-1, FGIC Insured, 5.375%, 7/01/27 ...........................................            19,100,000            17,523,104
   Series R, 5.50%, 7/01/17 ............................................................             2,000,000             1,908,880
MTA Dedicated Tax Fund Revenue, Series A,
   FSA Insured, 5.00%, 4/01/29 .........................................................            25,800,000            22,131,240
   MBIA Insured, 5.25%, 4/01/26 ........................................................            13,000,000            11,748,230
MTA Service Contract Revenue,
   Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ............................            17,470,000            18,114,818
   Commuter Facilities, Refunding, Series 5, 6.00%, 7/01/18 ............................             2,740,000             2,741,863
   Commuter Facilities, Refunding, Series N, 7.125%, 7/01/09 ...........................            24,160,000            25,963,544
   Commuter Facilities, Series 5, 7.00%, 7/01/12 .......................................            31,605,000            33,229,497
   Transit Facilities, Refunding, Series 5, 7.00%, 7/01/12 .............................            30,935,000            32,525,059


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 MTA Service Contract Revenue, (cont.)
   Transit Facilities, Refunding, Series 5, 6.50%, 7/01/16 ...............................          $40,495,000          $41,989,670
   Transit Facilities, Refunding, Series 5, 6.00%, 7/01/18 ...............................            7,725,000            7,730,253
   Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 ..............................           12,625,000           13,567,456
   Transit Facilities, Series 6, Pre-Refunded, 7.00%, 7/01/09 ............................            2,000,000            2,121,680
MTA Transit Facilities Revenue, Series A,
   6.00%, 7/01/24 ........................................................................            7,000,000            6,955,130
   6.125%, 7/01/29 .......................................................................           11,595,000           11,606,711
   FSA Insured, 5.50%, 7/01/22 ...........................................................           16,170,000           15,063,002
   FSA Insured, 5.625%, 7/01/27 ..........................................................           14,440,000           13,510,930
   FSA Insured, Pre-Refunded, 6.10%, 7/01/21 .............................................           15,000,000           16,334,400
   MBIA Insured, 5.625%, 7/01/25 .........................................................            8,000,000            7,639,920
Nassau County Tabacco Settlement Corp., Asset Backed, Series A,
      6.50%, 7/15/27 .....................................................................           25,000,000           24,738,250
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
      FSA Insured, 5.75%, 8/01/29 ........................................................           27,840,000           26,915,712
New Rochelle Municipal Housing Authority Revenue, Series A, 5.55%, 12/01/14 ..............            6,090,000            5,792,564
New York City GO,
   Pre-Refunded, 7.00%, 2/01/17 ..........................................................            6,500,000            6,931,600
   Refunding, Series F, 5.875%, 8/01/24 ..................................................            7,000,000            6,825,910
   Series 1992, Rite 1, 7.00%, 10/01/11 ..................................................           12,750,000           13,611,135
   Series A, 7.75%, 8/15/14 ..............................................................              135,000              143,258
   Series A, 6.25%, 8/01/17 ..............................................................            2,675,000            2,739,334
   Series A, Pre-Refunded, 7.75%, 8/15/13 ................................................            2,000,000            2,142,740
   Series A, Pre-Refunded, 7.75%, 8/15/14 ................................................            9,865,000           10,569,065
   Series A-1, 6.625%, 8/01/25 ...........................................................           13,360,000           13,934,881
   Series A-1, Pre-Refunded, 6.625%, 8/01/25 .............................................            3,640,000            4,008,623
   Series B, 7.00%, 6/01/13 ..............................................................               10,000               10,452
   Series B, 7.00%, 6/01/14 ..............................................................               20,000               20,889
   Series B, 7.00%, 6/01/15 ..............................................................               10,000               10,433
   Series B, 6.75%, 10/01/15 .............................................................               15,000               15,822
   Series B, 7.00%, 2/01/18 ..............................................................            1,245,000            1,306,852
   Series B, 6.00%, 8/15/26 ..............................................................            6,780,000            6,699,250
   Series B, Pre-Refunded, 7.75%, 2/01/10 ................................................            2,000,000            2,163,380
   Series B, Pre-Refunded, 7.75%, 2/01/11 ................................................            5,000,000            5,408,450
   Series B, Pre-Refunded, 7.75%, 2/01/12 ................................................              500,000              540,845
   Series B, Pre-Refunded, 7.75%, 2/01/13 ................................................            1,875,000            2,028,169
   Series B, Pre-Refunded, 7.75%, 2/01/14 ................................................           10,950,000           11,844,506
   Series B, Pre-Refunded, 7.00%, 6/01/14 ................................................            6,705,000            7,072,702
   Series B, Pre-Refunded, 7.75%, 2/01/15 ................................................           22,610,000           24,457,011
   Series B, Pre-Refunded, 7.00%, 6/01/15 ................................................            4,240,000            4,472,522
   Series B, Pre-Refunded, 6.75%, 10/01/15 ...............................................            1,485,000            1,596,004
   Series B, Pre-Refunded, 7.00%, 2/01/18 ................................................              240,000              255,936
   Series B, Pre-Refunded, 6.00%, 8/15/26 ................................................              915,000              986,096
   Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ................................            2,000,000            2,219,460
   Series B, Sub Series B-1, Pre-Refunded, 7.50%, 8/15/20 ................................           10,000,000           11,284,000
   Series C, 7.00%, 2/01/12 ..............................................................              705,000              707,630
   Series C, 5.50%, 11/15/37 .............................................................           18,545,000           16,881,514
   Series C, Pre-Refunded, 7.20%, 8/15/14 ................................................            4,000,000            4,193,880
   Series C, Sub Series C-1, 7.00%, 8/01/16 ..............................................               10,000               10,585


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 New York City GO, (cont.)
   Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 ..............................            $4,490,000            $4,844,486
   Series D, 8.00%, 8/01/17 ............................................................                 5,000                 5,314
   Series D, 7.50%, 2/01/18 ............................................................                40,000                42,518
   Series D, 5.25%, 8/01/21 ............................................................            14,500,000            13,028,105
   Series D, Pre-Refunded, 8.25%, 8/01/13 ..............................................             4,820,000             5,196,297
   Series D, Pre-Refunded, 8.00%, 8/01/17 ..............................................             3,675,000             3,947,318
   Series D, Pre-Refunded, 7.50%, 2/01/18 ..............................................               160,000               172,427
   Series F, Pre-Refunded, 8.40%, 11/15/08 .............................................             7,500,000             8,185,875
   Series F, Pre-Refunded, 8.40%, 11/15/09 .............................................             3,350,000             3,656,358
   Series F, Pre-Refunded, 6.625%, 2/15/25 .............................................            11,240,000            12,304,316
   Series G, 6.00%, 10/15/26 ...........................................................             9,815,000             9,698,005
   Series G, Pre-Refunded, 6.00%, 10/15/26 .............................................                85,000                91,503
   Series H, 7.20%, 2/01/13 ............................................................               800,000               847,016
   Series H, 7.20%, 2/01/15 ............................................................               430,000               454,093
   Series H, 7.00%, 2/01/16 ............................................................               300,000               315,216
   Series H, 7.00%, 2/01/18 ............................................................               160,000               167,949
   Series H, Pre-Refunded, 7.20%, 2/01/13 ..............................................             9,200,000             9,848,416
   Series H, Pre-Refunded, 7.20%, 2/01/14 ..............................................             4,000,000             4,281,920
   Series H, Pre-Refunded, 7.20%, 2/01/15 ..............................................             4,170,000             4,463,902
   Series H, Pre-Refunded, 7.00%, 2/01/16 ..............................................             2,200,000             2,346,080
   Series H, Pre-Refunded, 7.00%, 2/01/18 ..............................................             4,065,000             4,339,266
   Series I, 6.25%, 4/15/27 ............................................................             4,940,000             4,991,821
   Series I, Pre-Refunded, 6.25%, 4/15/27 ..............................................             4,560,000             4,962,511
   Series J, MBIA Insured, 5.125%, 5/15/29 .............................................             4,600,000             4,023,804
   Series K, Pre-Refunded, 6.25%, 4/01/26 ..............................................             9,000,000             9,793,890
   Unlimited, Series A, Pre-Refunded, 7.75%, 8/15/15 ...................................             1,400,000             1,499,918
   Unlimited, Series B, Pre-Refunded, 7.00%, 6/01/13 ...................................               350,000               369,194
New York City HDC, MFMR,
   Refunding, Series A, FHA Insured, 6.55%, 10/01/15 ...................................            19,450,000            20,057,229
   Series A, FHA Insured, 6.55%, 4/01/18 ...............................................            10,000,000            10,279,600
   Series A, FHA Insured, 6.60%, 4/01/30 ...............................................            51,500,000            53,034,700
New York City Health and Hospital Corp. Revenue, Series A, Pre-Refunded,
       6.30%, 2/15/20 ..................................................................            84,635,000            90,641,546
New York City IDA, Civic Facility Revenue,
   College of New Rochelle, 5.80%, 9/01/26 .............................................             1,500,000             1,420,095
   Federation Protestant Welfare, 6.95%, 11/01/11 ......................................             2,300,000             2,348,231
   The Lighthouse Inc. Project, Pre-Refunded, 6.50%, 7/01/22 ...........................             8,000,000             8,535,680
   New York Blood Center Inc. Project, Pre-Refunded, 7.20%, 5/01/12 ....................             4,000,000             4,390,640
   New York Blood Center Inc. Project, Pre-Refunded, 7.25%, 5/01/22 ....................             7,000,000             7,712,040
   St. Christopher Ottilie Project, 7.50%, 7/01/21 .....................................             2,500,000             2,636,675
New York City Municipal Water Finance Authority Water and Sewer System
   Revenue, Refunding, 6.75%, 6/15/17 ..................................................            18,100,000            18,783,637
   Refunding, Series A, 7.10%, 6/15/12 .................................................             5,700,000             5,966,019
   Refunding, Series A, 6.75%, 6/15/16 .................................................             1,400,000             1,452,878
   Refunding, Series A, 6.25%, 6/15/21 .................................................               990,000               999,880
   Refunding, Series A, 5.75%, 6/15/30 .................................................            37,190,000            35,445,045
   Refunding, Series A, AMBAC Insured, 5.125%, 6/15/22 .................................             6,145,000             5,527,182
   Refunding, Series B, FGIC Insured, 5.125%, 6/15/30 ..................................             4,000,000             3,517,560


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 New York City Municipal Water Finance Authority Water and
       Sewer System Revenue, (cont.)
   Refunding, Series B, FSA Insured, 5.00%, 6/15/29 ....................................           $25,875,000           $22,346,168
   Refunding, Series B, FSA Insured, 5.25%, 6/15/29 ....................................             5,000,000             4,522,150
   Refunding, Series D, FGIC Insured, 4.75%, 6/15/25 ...................................             8,000,000             6,665,120
   Refunding, Series D, FSA Insured, 4.75%, 6/15/25 ....................................            12,000,000             9,997,680
   Refunding, Series D, MBIA Insured, 4.75%, 6/15/25 ...................................            21,500,000            17,912,510
   Series A, FGIC Insured, 5.75%, 6/15/31 ..............................................            19,315,000            18,660,994
   Series A, FGIC Insured, 5.50%, 6/15/32 ..............................................             6,025,000             5,604,214
   Series A, Pre-Refunded, 7.10%, 6/15/12 ..............................................            30,000,000            31,555,200
   Series A, Pre-Refunded, 7.00%, 6/15/15 ..............................................             2,875,000             3,018,153
   Series B, 5.75%, 6/15/26 ............................................................            18,455,000            17,704,066
   Series B, 5.875%, 6/15/26 ...........................................................            10,250,000            10,001,028
   Series B, MBIA Insured, 5.50%, 6/15/27 ..............................................            29,420,000            27,674,806
   Series B, Pre-Refunded, 6.25%, 6/15/20 ..............................................            10,000,000            10,895,700
   Series B, Pre-Refunded, 6.375%, 6/15/22 .............................................            20,000,000            21,111,000
New York City Transitional Finance Authority Revenue, Future Tax Secured, Series A,
    5.00%, 8/15/27 .....................................................................            26,915,000            22,977,874
    6.00%, 8/15/29 .....................................................................            25,000,000            24,963,000
New York City Transportation Authority MTA, Triborough COP, Series A,
       AMBAC Insured, 5.25%, 1/01/29 ...................................................            75,565,000            67,904,220
New York Housing Corp. Revenue, Series A, 5.50%, 11/01/20 ..............................             2,200,000             2,035,286
New York State Commissioner General Services People of the State of New York
       Certificate of Lease Assignment, 5.70%, 3/01/29 .................................            80,551,860            72,059,278
 (b)5.75%, 3/01/29 .....................................................................            38,067,255            34,301,262
New York State COP, Hanson Redevelopment Project,
   8.25%, 11/01/01 .....................................................................             3,685,000             3,832,289
   8.375%, 5/01/08 .....................................................................            18,045,000            20,497,135
New York State Dormitory Authority Lease Revenue,
   Municipal Health Facilities Improvement Program, Series 1,
       FSA Insured, 4.75%, 1/15/29 .....................................................             6,500,000             5,341,505
   State University Dormitory Facilities, Series B, MBIA Insured,
       5.125%, 7/01/28 .................................................................             4,800,000             4,234,944
   State University Dormitory Facilities, Series C, MBIA Insured,
       5.50%, 7/01/29 ..................................................................             5,250,000             4,929,698
New York State Dormitory Authority Revenue,
   Bishop Henry B. Hucles Nursing Home, 6.00%, 7/01/24 .................................             2,545,000             2,519,041
   Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 ...................................             4,730,000             4,142,960
   City University System Consolidated, Second General, Refunding,
       Series A, 6.00%, 7/01/17 ........................................................            10,215,000            10,263,726
   City University System Consolidated, Series 1, MBIA Insured,
       5.125%, 7/01/27 .................................................................             6,680,000             5,904,452
   City University System Consolidated, Series C, 7.50%, 7/01/10 .......................            14,900,000            16,838,937
   City University System Consolidated, Series C, 6.00%, 7/01/16 .......................             8,900,000             8,906,497
   City University System Consolidated, Series D, 7.00%, 7/01/09 .......................             3,430,000             3,748,338
   City University System Consolidated, Third General, Refunding,
       Series A, 6.00%, 7/01/16 ........................................................            23,185,000            23,379,986
   City University System Consolidated, Third General, Series 1,
       5.50%, 7/01/29 ..................................................................            38,375,000            36,033,741
   City University System, Refunding, Series U, 6.375%, 7/01/08 ........................             1,140,000             1,202,312
(b)City University System, Series F, Pre-Refunded, 7.875%, 7/01/17 .....................            40,000,000            41,682,400
   City University System, Series U, Pre-Refunded, 6.375%, 7/01/08 .....................             1,745,000             1,861,008
   City University System, Series U, Pre-Refunded, 6.70%, 7/01/09 ......................             5,405,000             5,792,971
   City University System, Third General, 6.00%, 7/01/20 ...............................            13,000,000            12,968,800
   City University System, Third General, Residence 2, 6.20%, 7/01/22 ..................             8,565,000             8,643,798
   City University System, Third General, Residence 2, Pre-Refunded,
       6.20%, 7/01/22 ..................................................................            19,990,000            21,820,684
   City University System, Third General, Series 2, 6.00%, 7/01/26 .....................             6,020,000             5,933,131


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 New York State Dormitory Authority Revenue, (cont.)
    City University System, Third General, Series 2, Pre-Refunded,
        6.00%, 7/01/26 .................................................................           $11,300,000           $12,208,746
    Department of Education, Pre-Refunded, 7.75%, 7/01/21 ..............................             2,530,000             2,710,566
    Department of Health, 6.625%, 7/01/15 ..............................................               760,000               809,886
    Department of Health, 6.20%, 7/01/17 ...............................................             7,650,000             7,764,827
    Department of Health, 5.50%, 7/01/25 ...............................................            48,600,000            44,845,164
    Department of Health, Pre-Refunded, 6.625%, 7/01/15 ................................             4,595,000             5,090,525
    Department of Health, Rosewell Park Cancer Center, Pre-Refunded,
       6.625%, 7/01/24 .................................................................             9,175,000            10,164,432
    Department of Health, Veterans Home, 5.50%, 7/01/21 ................................             7,000,000             6,539,120
    Department of Health, Veterans Home, Pre-Refunded, 7.25%, 7/01/11 ..................             3,190,000             3,393,586
    Department of Health, Veterans Home, Pre-Refunded, 7.25%, 7/01/21 ..................             9,775,000            10,398,841
    Fashion Institute of Technology, 7.50%, 7/01/20 ....................................             2,115,000             2,183,632
    Genessee Valley, Series A, FHA Insured, 6.90%, 2/01/32 .............................             2,355,000             2,459,538
    Good Samaritan Hospital Medical Center, Series A, MBIA Insured,
       5.50%, 7/01/24 ..................................................................             5,000,000             4,704,950
    Heritage House Nursing Center, 7.00%, 8/01/31 ......................................             2,330,000             2,430,143
    The Highlands Living, FHA Insured, 6.60%, 2/01/34 ..................................             3,745,000             3,872,742
    Interfaith Medical Center, Series D, 5.40%, 2/15/28 ................................            16,525,000            14,149,531
    Long Island University, Asset Guaranteed, 5.125%, 9/01/23 ..........................             1,800,000             1,571,022
    Long Island University, Asset Guaranteed, 5.25%, 9/01/28 ...........................             1,500,000             1,320,645
    Long Island University, Pre-Refunded, 6.25%, 9/01/23 ...............................             5,495,000             5,997,298
    Manhattan College, Refunding, 6.50%, 7/01/19 .......................................            19,390,000            20,343,988
    Mental Health Services Facilities, Refunding, 6.00%, 8/15/21 .......................             1,800,000             1,793,322
    Mental Health Services Facilities, Refunding, Series B, 5.75%, 8/15/12 .............             2,165,000             2,205,031
    Mental Health Services Facilities, Series A, 5.75%, 8/15/22 ........................             1,390,000             1,340,405
    Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ........................             9,370,000             8,948,256
 (b)Mental Health Services Facilities, Series B, 5.00%, 2/15/29 ........................            10,000,000             8,424,400
    Mental Health Services Facilities Improvement, Series D, 5.25%, 2/15/17 ............             1,355,000             1,249,500
    Mental Health Services Facilities Improvement, Series D, 5.25%, 8/15/17 ............             1,395,000             1,284,586
    Mental Health Services Facilities Improvement, Series D, 5.25%, 2/15/18 ............             1,430,000             1,310,581
    Mental Health Services Facilities Improvement, Series D, 5.25%, 8/15/18 ............             1,465,000             1,340,827
    Montefiore Medical Center, AMBAC Insured, 5.45%, 8/01/29 ...........................             4,700,000             4,349,474
    New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39 ....................             5,000,000             4,670,600
    New York Medical College, Asset Guaranteed, Pre-Refunded, 6.875%, 7/01/21 ..........             5,375,000             5,783,500
    Nursing Home, Arden Hill, FHA Insured, 5.85%, 8/01/26 ..............................             4,820,000             4,705,188
    Nursing Home, Center for Nursing, FHA Insured, 5.55%, 8/01/37 ......................             8,435,000             7,683,948
    Nursing Home, St. John's Health Care Corp., Refunding, FHA Insured,
       6.25%, 2/01/36 ..................................................................            34,265,000            34,522,330
    Nursing Home, Wesley Garden, FHA Insured, 6.125%, 8/01/35 ..........................             2,000,000             1,984,020
    Nyack Hospital, 6.25%, 7/01/13 .....................................................             3,000,000             3,003,750
    Our Lady of Mercy, Mortgage Revenue, FHA Insured, 6.30%, 8/01/32 ...................             5,835,000             6,012,034
    Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 ....................             6,500,000             5,618,795
    St. Agnes Hospital, Series A, 5.40%, 2/15/25 .......................................             2,000,000             1,728,860
    St. Francis Hospital, Series A, MBIA Insured, 5.50%, 7/01/29 .......................             1,000,000               932,420
    St. Lukes Home Residential Health, Series A, FHA Insured, 6.375%, 8/01/35 ..........             5,200,000             5,356,416
    State University Athletic Facilities, Pre-Refunded, 7.25%, 7/01/12 .................             2,565,000             2,728,698
    State University Athletic Facilities, Pre-Refunded, 7.25%, 7/01/21 .................             4,750,000             5,053,145
    State University Educational Facilities, 5.75%, 5/15/16 ............................             3,000,000             2,971,590
    State University Educational Facilities, 5.125%, 5/15/21 ...........................            39,000,000            34,525,530
    State University Educational Facilities, Series A, MBIA Insured,
       4.75%, 5/15/25 ..................................................................            20,450,000            17,042,212


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 New York State Dormitory Authority Revenue, (cont.)
   State University Educational Facilities, Series B, 7.375%, 5/15/14 ..................            $7,025,000            $7,242,283
   State University Educational Facilities, Series B, 7.00%, 5/15/16 ...................             7,995,000             8,223,337
   State University Educational Facilities, Series B, 4.75%, 5/15/28 ...................             8,050,000             6,480,331
   State University Educational Facilities, Series B, MBIA Insured,
   4.75%, 5/15/28 ......................................................................             8,100,000             6,669,135
   State University Educational Facilities, Series B, Pre-Refunded,
   6.25%, 5/15/20 ......................................................................            15,000,000            16,249,350
   State University Educational Facilities, Series B, Pre-Refunded,
   5.75%, 5/15/24 ......................................................................             5,500,000             5,758,500
   Upstate Community Colleges, Series A, 5.00%, 7/01/19 ................................             7,230,000             6,365,509
   Upstate Community Colleges, Series A, 6.00%, 7/01/22 ................................             7,000,000             6,948,270
   Upstate Community Colleges, Series A, 5.00%, 7/01/28 ................................            25,675,000            21,662,511
   Upstate Community Colleges, Series A, Pre-Refunded, 7.60%, 7/01/20 ..................             3,250,000             3,380,683
   Upstate Community Colleges, Series A, Pre-Refunded, 6.125%, 7/01/27 .................            11,845,000            12,902,166
   Upstate Community Colleges, Series B, Pre-Refunded, 7.20%, 7/01/21 ..................             1,000,000             1,063,070
   W.K. Nursing Home Corp, FHA Insured, 6.05%, 2/01/26 .................................             6,800,000             6,728,872
New York State Energy Research and Development Authority
   Electric Facilities Revenue, Consolidated Edison
   Project, Refunding, Series A, 6.10%, 8/15/20 ........................................            11,820,000            11,883,355
New York State Energy Research and Development Authority PCR,
   Long Island Projects, 7.80%, 12/01/09 ...............................................             3,300,000             3,300,000
   Series A, 7.50%, 12/01/06 ...........................................................             4,715,000             4,715,000
New York State Environmental Facilities Corp. Special Obligation PCR,
      New York City Municipal Water Finance Authority Project,
   Pre-Refunded, 6.875%, 6/15/14 .......................................................             1,810,000             1,997,263
   Series E, 6.875%, 6/15/14 ...........................................................             1,190,000             1,295,267
New York State Environmental Facilities Corp. Special Obligation,
      Riverbank State Park, Pre-Refunded,
   7.25%, 4/01/07 ......................................................................             4,000,000             4,325,280
   7.25%, 4/01/12 ......................................................................             4,300,000             4,649,676
   7.375%, 4/01/22 .....................................................................             5,000,000             5,420,300
New York State HFA, Service Contract Obligation Revenue,
   Refunding, Series C, 6.00%, 9/15/21 .................................................            19,310,000            19,191,823
   Refunding, Series C, 5.50%, 9/15/22 .................................................             9,000,000             8,328,600
   Series A, 7.25%, 9/15/12 ............................................................               225,000               239,240
   Series A, 6.375%, 9/15/15 ...........................................................             5,000,000             5,177,500
   Series A, 5.50%, 9/15/22 ............................................................             3,000,000             2,776,200
   Series A, 6.50%, 3/15/24 ............................................................               330,000               338,491
   Series A, 6.50%, 3/15/25 ............................................................               860,000               883,641
   Series A, 6.00%, 3/15/26 ............................................................            16,725,000            16,376,953
   Series A, Pre-Refunded, 7.25%, 9/15/12 ..............................................             2,150,000             2,322,430
   Series A, Pre-Refunded, 7.80%, 9/15/20 ..............................................            24,000,000            25,327,760
   Series A, Pre-Refunded, 6.50%, 3/15/24 ..............................................            28,000,000            30,747,080
   Series A, Pre-Refunded, 6.50%, 3/15/25 ..............................................            10,410,000            11,524,286
   Series C, 6.30%, 9/15/12 ............................................................               310,000               323,448
   Series C, 6.125%, 3/15/20 ...........................................................            99,760,000           100,013,390
   Series C, 6.30%, 3/15/22 ............................................................             1,985,000             2,000,205
   Series C, 5.50%, 3/15/25 ............................................................            17,015,000            15,603,776
New York State HFAR,
   Adult Care, Series A, FHA Insured, Pre-Refunded, 7.85%, 2/15/30 .....................             1,935,000             2,022,714
   Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 ...........................             5,285,000             5,460,356
   Health Facilities of New York City, Refunding, Series A, 6.00%, 11/01/08 ............             2,400,000             2,458,704


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State HFAR, (cont.)
   Health Facilities of New York City, Refunding, Series A, 8.00%, 11/01/08 ..............          $16,240,000          $17,040,794
   Health Facilities of New York City, Series A, 6.00%, 5/01/07 ..........................           11,200,000           11,481,680
   Health Facilities of New York City, Series A,
       Pre-Refunded, 8.00%, 11/01/08 .....................................................           80,410,000           84,888,837
(b)Housing Project Mortgage, Refunding, Series A, FSA Insured,
       6.10%, 11/01/15 ...................................................................           25,650,000           26,326,391
(b)Housing Project Mortgage, Refunding, Series A, FSA Insured,
       6.125%, 11/01/20 ..................................................................           31,145,000           31,705,610
   MFHR, Second Mortgage, Series A, 7.00%, 8/15/23 .......................................            4,245,000            4,410,597
   MFHR, Second Mortgage, Series C, 6.60%, 8/15/27 .......................................            5,500,000            5,705,535
   MFHR, Second Mortgage, Series D, 6.25%, 8/15/23 .......................................            2,500,000            2,554,700
   MFHR, Second Mortgage, Series E, 6.75%, 8/15/25 .......................................            6,820,000            7,153,566
   MFMR, Refunding, Series C, FHA Insured, 6.45%, 8/15/14 ................................            1,000,000            1,039,610
   MFMR, Series A, FHA Insured, 7.00%, 8/15/22 ...........................................            4,885,000            5,160,465
   MFMR, Series A, FHA Insured, 7.10%, 8/15/35 ...........................................            8,630,000            9,007,563
   MFMR, Series B, AMBAC Insured, 6.25%, 8/15/14 .........................................            2,715,000            2,821,700
   MFMR, Series B, AMBAC Insured, 6.35%, 8/15/23 .........................................           33,960,000           35,133,318
   MFMR, Series B, FHA Insured, 8.50%, 5/15/28 ...........................................           12,575,000           12,598,767
   MFMR, Series C, FHA Insured, 6.50%, 8/15/24 ...........................................            6,870,000            7,105,366
New York State Local Government Assistance Corp., Series A, 6.00%, 4/01/24 ...............           11,200,000           11,198,880
New York State Medical Care Facilities Finance Agency Revenue,
   Beth Israel Medical Center Project, Refunding, Series A, 7.20%, 11/01/14 ..............            9,145,000            9,166,582
   Hospital and Nursing, Series B, FHA Insured, 6.95%, 2/15/32 ...........................           19,915,000           20,886,653
   Hospital and Nursing, Series B, Pre-Refunded, 6.95%, 2/15/32 ..........................            4,085,000            4,378,630
   Hospital and Nursing, Series C, FHA Insured, 6.65%, 8/15/32 ...........................           14,310,000           14,903,865
   Hospital and Nursing, Series C, FHA Insured, Pre-Refunded,
      6.65%, 8/15/32 .....................................................................              690,000              742,061
   Hospital and Nursing Home, Insured Mortgage, Series A, FHA Insured,
      Pre-Refunded, 6.20%, 2/15/21 .......................................................            4,915,000            5,298,911
   Hospital and Nursing Home, Methodist Medical Center, Series A,
      FHA Insured, Pre-Refunded, 6.70%, 8/15/23 ..........................................            5,500,000            5,914,590
   Hospital and Nursing Home, Mortgage Revenue, Refunding, Series A,
      FHA Insured, 6.20%, 2/15/23 ........................................................            5,050,000            5,120,953
   Hospital and Nursing Home, Mortgage Revenue, Refunding, Series B,
      FHA Insured, 6.25%, 2/15/25 ........................................................            2,635,000            2,699,320
   Hospital and Nursing Home, Mortgage Revenue, Refunding, Series B,
      FHA Insured, 6.25%, 2/15/35 ........................................................            4,745,000            4,831,406
   Hospital and Nursing Home, Mortgage Revenue, Series A,
      FHA Insured, 6.125%, 2/15/15 .......................................................            6,415,000            6,546,957
   Hospital and Nursing Home, Mortgage Revenue, Series A,
      FHA Insured, 6.30%, 8/15/23 ........................................................            9,000,000            9,046,350
   Hospital and Nursing Home, Mortgage Revenue, Series A,
      FHA Insured, 6.25%, 2/15/27 ........................................................           12,235,000           12,485,083
   Hospital and Nursing Home, Mortgage Revenue, Series A,
      FHA Insured, 6.20%, 2/15/28 ........................................................           26,910,000           27,343,520
   Hospital and Nursing Home, Mortgage Revenue, Series A,
      FHA Insured, 6.375%, 8/15/33 .......................................................            7,940,000            7,989,546
   Hospital and Nursing Home, Mortgage Revenue, Series A,
      FHA Insured, 6.50%, 2/15/34 ........................................................           10,885,000           11,258,682
   Hospital and Nursing Home, Mortgage Revenue, Series C,
      FHA Insured, 6.50%, 8/15/21 ........................................................            8,000,000            8,342,400
   Hospital and Nursing Home, Mortgage Revenue, Series C,
      FHA Insured, 6.20%, 8/15/23 ........................................................           21,540,000           21,813,558
   Hospital and Nursing Home, Mortgage Revenue, Series C,
      FHA Insured, 9.00%, 2/15/26 ........................................................            1,795,000            1,857,466
   Hospital and Nursing Home, Mortgage Revenue, Series C,
      FHA Insured, 6.375%, 8/15/29 .......................................................           86,865,000           90,707,908
   Hospital and Nursing Home, Mortgage Revenue, Series D,
      FHA Insured, Pre-Refunded, 6.45%, 2/15/32 ..........................................           55,500,000           59,684,700
   Hospital and Nursing Home, Refunding, Series B,
      FHA Insured, 6.125%, 8/15/24 .......................................................           25,000,000           25,004,000
   The Hospital for Special Surgery Revenue, Series A,
       Pre-Refunded, 6.375%, 8/15/24 .....................................................            6,025,000            6,577,252
   The Hospital for Special Surgery Revenue, Series A,
       Pre-Refunded, 6.45%, 8/15/34 ......................................................           36,650,000           40,124,420
   Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.80%, 8/15/24 ..............            3,200,000            3,561,504
   Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 ..............            5,125,000            5,633,759
   Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.90%, 8/15/34 ..............           31,210,000           34,878,423
   Huntington Hospital Mortgage, Project A, Refunding, 6.50%, 11/01/14 ...................            4,000,000            4,127,480
   Medina Memorial Hospital Project, Series A, 7.30%, 5/01/11 ............................            2,670,000            2,789,643


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State Medical Care Facilities Finance Agency Revenue, (cont.)
   Mental Health Services Facilities, Series A, 8.875%, 8/15/07 ........................           $25,960,000           $26,114,462
   Mental Health Services Facilities, Series A, 7.70%, 2/15/18 .........................             3,370,000             3,389,108
   Mortgage Revenue Project, Series A, FHA Insured, 6.50%, 2/15/35 .....................             3,800,000             3,931,746
   Mortgage Revenue Project, Series B, 6.60%, 8/15/34 ..................................            23,775,000            24,562,904
   Mortgage Revenue Project, Series B, FHA Insured, 6.15%, 2/15/25 .....................             9,060,000             9,079,841
   Mortgage Revenue Project, Series B, FHA Insured, 6.15%, 2/15/35 .....................             2,200,000             2,190,320
   Mortgage Revenue Project, Series C, FHA Insured, 6.375%, 8/15/29 ....................            10,200,000            10,401,960
   Mortgage Revenue Project, Series D, FHA Insured, 6.20%, 2/15/35 .....................             6,250,000             6,314,000
   Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 ....................            13,200,000            13,475,748
   Mortgage Revenue Project, Series F, FHA Insured, 6.30%, 8/15/25 .....................            16,400,000            16,687,984
   Mortgage Revenue Project, Series F, FHA Insured, 6.375%, 8/15/34 ....................            21,050,000            21,489,735
   Saranac Lake General Hospital Project Revenue, Series A,
      Pre-Refunded, 7.875%, 11/01/10 ...................................................             1,305,000             1,372,247
   Second Mortgage, Health Care Project Revenue, Series B, 6.35%, 11/01/14 .............             1,410,000             1,461,310
   Secured Hospital Revenue, Series A, 6.25%, 2/15/24 ..................................            16,770,000            16,319,893
   Secured Hospital Revenue, Series A, Pre-Refunded, 7.35%, 8/15/11 ....................            22,150,000            23,690,311
   Secured Hospital Revenue, Series A, Pre-Refunded, 7.40%, 8/15/21 ....................            55,225,000            59,110,079
   Security Mortgage Program Revenue, Adult Day Care, 6.375%, 11/15/20 .................            18,930,000            19,810,813
   Series A, FHA Insured, 7.45%, 8/15/31 ...............................................            20,180,000            21,385,957
   Series A, FHA Insured, Pre-Refunded, 7.45%, 8/15/31 .................................             7,875,000             8,435,385
   Series D, FHA Insured, 6.60%, 2/15/31 ...............................................             6,665,000             6,936,999
   Series D, FHA Insured, Pre-Refunded, 6.60%, 2/15/31 .................................             6,710,000             7,245,592
New York State Mortgage Agency Revenue,
   8th Series A, 6.875%, 4/01/17 .......................................................            11,750,000            11,748,238
   29th Series B, 6.45%, 4/01/15 .......................................................            17,250,000            17,608,283
   Homeowners Mortgage, 37th Series A, 6.375%, 10/01/14 ................................             6,225,000             6,406,210
   Homeowners Mortgage, 37th Series A, 6.45%, 10/01/17 .................................             9,000,000             9,273,600
   Homeowners Mortgage, Series 27, 6.90%, 4/01/15 ......................................             5,000,000             5,229,650
   Homeowners Mortgage, Series 41, 6.50%, 10/01/17 .....................................             9,880,000            10,206,732
   Homeowners Mortgage, Series 43, MBIA Insured, 6.45%, 10/01/17 .......................             3,800,000             3,992,014
   Homeowners Mortgage, Series 45, 7.20%, 10/01/17 .....................................            23,730,000            24,950,671
   Homeowners Mortgage, Series 47, 6.375%, 10/01/17 ....................................            26,780,000            27,486,456
   Homeowners Mortgage, Series 51, 6.40%, 10/01/17 .....................................             9,945,000            10,274,378
   Homeowners Mortgage, Series 57, 6.25%, 10/01/15 .....................................            10,000,000            10,320,600
   Homeowners Mortgage, Series 57, 6.30%, 10/01/17 .....................................             7,330,000             7,559,502
   Homeowners Mortgage, Series 57, 6.375%, 10/01/27 ....................................             8,590,000             8,803,032
   Homeowners Mortgage, Series 61, 5.90%, 4/01/27 ......................................             4,040,000             4,017,901
New York State Tollway Authority General Revenue,
   Refunding, Series E, 5.00%, 1/01/25 .................................................             3,360,000             2,899,747
   Series D, 5.375%, 1/01/27 ...........................................................            10,975,000            10,061,880
New York State Tollway Authority Service Contract Revenue,
      Local Highway and Bridge, 5.75%, 4/01/19 .........................................            20,000,000            19,187,800
   Pre-Refunded, 7.25%, 1/01/10 ........................................................               750,000               788,490
   Pre-Refunded, 6.25%, 4/01/14 ........................................................            23,970,000            26,051,795
New York State Urban Development Corp. Revenue,
   Cornell Center Project, 6.00%, 1/01/14 ..............................................             4,500,000             4,558,545
   Correctional Capital Facilities, Series 4, 5.375%, 1/01/23 ..........................            11,210,000            10,210,068
   Correctional Capital Facilities, Series 5, Pre-Refunded, 6.25%, 1/01/20 .............            81,350,000            88,191,535


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State Urban Development Corp. Revenue, (cont.)
   Correctional Capital Facilities, Series 6, 5.375%, 1/01/25 ..........................           $14,260,000           $12,889,329
   Correctional Capital Facilities, Series 7, 5.70%, 1/01/16 ...........................             3,000,000             2,950,290
   Correctional Capital Facilities, Series 7, 5.70%, 1/01/27 ...........................            40,000,000            37,839,600
   Correctional Facilities Service Contract, Series A, 5.00%, 1/01/28 ..................            14,000,000            11,826,500
   Correctional Facilities Service Contract, Series B, 5.00%, 1/01/25 ..................            21,055,000            17,954,862
   Correctional Facilities Service Contract, Series B, AMBAC Insured,
       4.75%, 1/01/28 ..................................................................             2,000,000             1,646,120
   Correctional Facilities Service Contract, Series C, AMBAC Insured,
       6.00%, 1/01/29 ..................................................................            34,135,000            34,158,553
   Onondaga County Convention Project, Refunding, 6.25%, 1/01/20 .......................            28,325,000            28,735,146
   Youth Facilities, 6.00%, 4/01/15 ....................................................             8,500,000             8,599,535
Niagara Falls City School District COP, High School Facilities, 5.375%,
       6/15/28 .........................................................................            10,000,000             8,745,900
Oneida Health Care Corp. Mortgage Revenue, Oneida Health Care, Series A,
       FHA Insured, 7.20%, 8/01/31 .....................................................             2,155,000             2,222,947
Oneida-Herkimer Solid Waste Management Authority
      Solid Waste Systems Revenue, Refunding,
   6.20%, 4/01/00 ......................................................................             1,390,000             1,400,203
   6.30%, 4/01/01 ......................................................................             1,035,000             1,061,900
   6.40%, 4/01/02 ......................................................................             1,930,000             2,011,774
   6.50%, 4/01/03 ......................................................................             2,075,000             2,196,512
   6.65%, 4/01/05 ......................................................................             1,115,000             1,204,579
   6.75%, 4/01/14 ......................................................................               655,000               665,428
   Pre-Refunded, 6.75%, 4/01/14 ........................................................            20,100,000            21,808,701
Otsego County IDA, Civic Facility Revenue, Hartwick College Project,
      Series A, 5.50%, 7/01/19 .........................................................             3,400,000             3,128,476
Port Authority of New York and New Jersey Revenue,
   Consolidated 67th Series, 6.875%, 1/01/25 ...........................................             1,675,000             1,694,681
   Consolidated 74th Series, 6.75%, 8/01/26 ............................................             4,400,000             4,552,856
   Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ...........................            17,000,000            17,957,950
Port Jervis IDA, Mercy Community Hospital Revenue,
       Franciscan Health Partnership, 5.50%, 11/01/16 ..................................             1,000,000               898,240
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series A, 5.00%, 7/01/38 ............................................................            12,000,000            10,094,760
   Series Y, 5.00%, 7/01/36 ............................................................             4,000,000             3,409,840
Puerto Rico Commonwealth Urban Renewal and Housing Corp. ...............................
      Commonwealth Appropriation, Refunding,  7.875%, 10/01/04 .........................             8,100,000             8,275,770
Puerto Rico Electric Power Authority Revenue, Series T,
   6.00%, 7/01/16 ......................................................................             5,575,000             5,680,646
   Pre-Refunded, 6.375%, 7/01/24 .......................................................            15,565,000            17,033,869
Puerto Rico Industrial Medical and Environmental Pollution Control
       Facilities Financing Authority Revenue,  6.45%, 12/01/25 ........................            21,015,000            21,465,351
Puerto Rico Municipal Finance Agency, Series A, 6.50%, 7/01/19 .........................            11,000,000            11,850,300
Rensselaer Municipal Leasing Corp. Leasehold Mortgage Revenue,
      Rensselaer County Nursing Home,
   Series A, 6.90%, 6/01/24 ............................................................            10,000,000            10,407,400
   Series B, 6.90%, 6/01/24 ............................................................             3,345,000             3,481,275
St. Lawrence County IDA, Civic Facility Revenue,
       Clarkson University Project, Series A, 5.50%, 7/01/29 ...........................             6,000,000             5,448,600
Suffolk County IDA Civic Facilities Revenue,
       Dowling College, Pre-Refunded, 8.25%, 12/01/20 ..................................             4,500,000             4,773,915
Suffolk County Judicial Facilities Agency Service
       Agreement Revenue, John P Cohalan Complex, AMBAC Insured,
       5.00%, 4/15/16 ..................................................................             2,720,000             2,510,750
Sunnybrook Elderly Housing Corp. Mortgage Revenue, Sunnybrook
       Apartments Project, 11.25%, 12/01/14 ............................................             1,250,000             1,282,413


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Syracuse IDA, Civic Facility Revenue,
   Crouse Health Hospital Inc., Project A, 5.25%, 1/01/16 ................................           $4,000,000           $3,487,560
   Crouse Health Hospital Inc., Project A, 5.375%, 1/01/23 ...............................            4,760,000            4,058,709
   St. Joseph's Hospital Health Center Project, Pre-Refunded, 7.50%, 6/01/18 .............            2,000,000            2,130,420
Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B,
   5.20%, 1/01/27 ........................................................................           15,000,000           13,311,450
   5.50%, 1/01/30 ........................................................................           32,185,000           29,912,095
   MBIA Insured, 5.20%, 1/01/27 ..........................................................            4,110,000            3,662,298
TSASC Inc. New York, Series 1, 6.25%,
   7/15/27 ...............................................................................           35,000,000           34,298,250
   7/15/34 ...............................................................................           40,000,000           38,894,000
Ulster County Resource Recovery Agency Solid Waste System Revenue,
      6.00%, 3/01/14 .....................................................................            8,620,000            8,610,863
Utica IDA, Civic Facility Revenue, Munson Williams Proctor Institute,
      Series A, 5.50%, 7/15/29 ...........................................................            9,915,000            9,192,791
Virgin Islands PFA Revenue, Fund Loan Notes, senior lien, Refunding, Series A,
   5.50%, 10/01/15 .......................................................................            2,500,000            2,315,400
   5.50%, 10/01/18 .......................................................................            2,500,000            2,258,100
Virgin Islands Water and Power Authority Electric System Revenue,
      Series A, Pre-Refunded, 7.40%, 7/01/11 .............................................            2,750,000            2,925,698
Warren and Washington Counties IDAR, Adirondack Resource Recovery Project,
      Refunding, Series A,  7.90%, 12/15/07 ..............................................           34,270,000           34,587,340
Yonkers GO, Series A, 9.20%,
   2/01/01 ...............................................................................              500,000              523,805
   2/01/03 ...............................................................................            1,090,000            1,216,800
   2/01/04 ...............................................................................            1,095,000            1,253,348
   2/01/05 ...............................................................................            1,095,000            1,280,657
                                                                                                                       -------------
TOTAL BONDS (COST $4,464,227,120)                                                                                      4,520,202,204
                                                                                                                       =============

ZERO COUPON BONDS 2.1%
MTA Service Contract Revenue,
   Commuter Facilities, Refunding, Series 7, 7/1/10 ......................................            7,500,000            4,259,774
   Commuter Facilities, Refunding, Series 7, 7/1/11 ......................................            7,590,000            4,040,611
   Commuter Facilities, Refunding, Series 7, 7/1/13 ......................................            2,065,000              961,463
   Transit Facilities, Refunding, Series 7, 7/1/09 .......................................           13,125,000            7,908,205
   Transit Facilities, Refunding, Series 7, 7/1/10 .......................................            9,000,000            5,111,729
   Transit Facilities, Refunding, Series 7, 7/1/11 .......................................           21,200,000           11,286,031
   Transit Facilities, Refunding, Series 7, 7/1/12 .......................................           15,380,000            7,659,547
   Transit Facilities, Refunding, Series 7, 7/1/13 .......................................            7,935,000            3,694,535
New York City GO,
   Citysavers, Series B, 8/1/09 ..........................................................            8,875,000            5,359,168
   Citysavers, Series B, 6/1/12 ..........................................................            1,030,000              519,098
   Citysavers, Series B, 12/1/12 .........................................................            1,030,000              505,060
   Citysavers, Series B, 6/1/13 ..........................................................            1,030,000              484,995
   Citysavers, Series B, 12/1/13 .........................................................            1,030,000              471,646
   Citysavers, Series B, 6/1/14 ..........................................................            1,030,000              452,251
   Citysavers, Series B, 12/1/14 .........................................................            1,030,000              439,583
   Citysavers, Series B, 6/1/15 ..........................................................            1,030,000              422,166
   Citysavers, Series B, 12/1/15 .........................................................            1,030,000              410,187
   Citysavers, Series B, 6/1/16 ..........................................................            1,030,000              394,737


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
                                                                                                     AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON BONDS (CONT.)
   New York City GO, (cont.)
       Citysavers, Series B, 12/1/16 ..........................................................   $ 1,030,000   $      383,428
       Citysavers, Series B, 6/1/17 ...........................................................     1,030,000          369,914
       Citysavers, Series B, 12/1/17 ..........................................................     1,030,000          359,243
       Citysavers, Series B, 6/1/18 ...........................................................     1,030,000          344,525
       Citysavers, Series B, 12/1/18 ..........................................................     1,005,000          326,354
       Citysavers, Series B, 6/1/19 ...........................................................     1,030,000          322,884
       Citysavers, Series B, 12/1/19 ..........................................................     1,030,000          313,419
       Citysavers, Series B, 6/1/20 ...........................................................    10,000,000        2,936,100
       M-Raes, Series 29, Pre-Refunded, zero cpn. to 3/15/00, 8.00% thereafter, 3/15/12 .......     2,500,000        2,508,425
       M-Raes, Series 30, Pre-Refunded, zero cpn. to 3/15/00, 8.00% thereafter, 3/15/13 .......     3,875,000        3,888,059
       M-Raes, Series 36, zero cpn. to 10/01/02, 8.00% thereafter, 10/01/14 ...................    17,400,000       14,991,491
       Series A-2,8/1/10 ......................................................................     2,690,000        1,530,556
   Orangetown Housing Authority Facilities Revenue, Senior Housing Center Project, Refunding,
    MBIA Insured, 4/01/30 .....................................................................    21,170,000        3,411,969
   Triborough Bridge and Tunnel Authority Revenue, Convention Center Project, Series E, 1/01/12    21,625,000       11,072,216
                                                                                                                --------------
   TOTAL ZERO COUPON BONDS (COST $60,606,072) .................................................                     97,139,369
                                                                                                                --------------
   TOTAL LONG TERM INVESTMENTS (COST $4,524,833,192) ..........................................                  4,617,341,573
                                                                                                                --------------
(a)SHORT-TERM INVESTMENTS .6%
   Long Island Power Authority Electric System Revenue, Sub Series 5, Daily VRDN and Put,
    3.60%, 5/01/33 ............................................................................     8,700,000        8,700,000
   New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Series C, FGIC Insured, Daily VRDN and Put, 3.80%, 6/15/22 .............................     2,050,000        2,050,000
       Series C, FGIC Insured, Daily VRDN and Put, 3.80%, 6/15/23 .............................    14,100,000       14,100,000
       Series G, FGIC Insured, Daily VRDN and Put, 3.60%, 6/15/24 .............................     2,900,000        2,900,000
                                                                                                                --------------
   TOTAL SHORT-TERM INVESTMENTS (COST $27,750,000) ............................................                     27,750,000
                                                                                                                --------------
   TOTAL INVESTMENTS (COST $4,552,583,192) 99.7% ..............................................                  4,645,091,573
   OTHER ASSETS, LESS LIABILITIES .3% .........................................................                     15,594,387
                                                                                                                --------------
   NET ASSETS 100.0% ..........................................................................                 $4,660,685,960
                                                                                                                ==============

See glossary of terms on page 32.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 1999 (UNAUDITED) (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC - American Municipal Bond Assurance Corp.

COP   - Certificate of Participation

FGIC  - Financial Guaranty Insurance Co.

FHA   - Federal Housing Authority/Agency

FSA   - Financial Security Assistance (some of the securities shown as FSA
        Insured were originally insured by Capital Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).

GNMA  - Government National Mortgage Association

GO    - General Obligation

HDC   - Housing Development Corp.

HFA   - Housing Finance Authority/Agency

HFAR  - Housing Finance Authority/Agency Revenue

IDA   - Industrial Development Authority/Agency

IDAR  - Industrial Development Authority/Agency Revenue

MBIA  - Municipal Bond Investors Assurance Corp.

MFHR  - Multi-Family Housing Revenue

MFMR  - Multi-Family Mortgage Revenue

MFR   - Multi-Family Revenue

MTA   - Metropolitan Transportation Authority

PFA   - Public Financing Authority

PCR   - Pollution Control Revenue


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ................................................   $ 4,552,583,192
                                                          ===============
  Value ...............................................     4,645,091,573
 Receivables:
  Investment securities sold ..........................        24,071,150
  Capital shares sold .................................         2,521,219
  Dividends and interest ..............................        82,529,585
                                                          ---------------
      Total assets ....................................     4,754,213,527
                                                          ---------------
Liabilities:
 Payables:
  Investment securities purchased .....................        81,692,241
  Capital shares redeemed .............................         8,319,824
  Affiliates ..........................................         2,651,591
  Shareholders ........................................           796,191
 Funds advanced by custodian ..........................             8,498
 Other liabilities ....................................            59,222
                                                          ---------------
      Total liabilities ...............................        93,527,567
                                                          ---------------
       Net assets, at value ...........................   $ 4,660,685,960
                                                          ===============
Net assets consist of:
 Undistributed net investment income ..................   $     5,499,449
 Net unrealized appreciation ..........................        92,508,381
 Accumulated net realized loss ........................        (6,457,007)
 Capital shares .......................................     4,569,135,137
                                                          ---------------
      Net assets, at value ............................   $ 4,660,685,960
                                                          ===============


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
NOVEMBER 30, 1999 (UNAUDITED)

CLASS A:
 Net assets, at value ..............................................................   $4,495,638,803
                                                                                       ==============
 Shares outstanding ................................................................      397,495,171
                                                                                       ==============
 Net asset value per share* ........................................................           $11.31
                                                                                       ==============
 Maximum offering price per share (net asset value per share / 95.75%, respectively)           $11.81
                                                                                       ==============
CLASS B:
 Net assets, at value ..............................................................   $   32,140,003
                                                                                       ==============
 Shares outstanding ................................................................        2,845,651
                                                                                       ==============
 Net asset value and maximum offering price per share* .............................   $        11.29
                                                                                       ==============
CLASS C:
 Net assets, at value ..............................................................   $  132,907,154
                                                                                       ==============
 Shares outstanding ................................................................       11,754,491
                                                                                       ==============
 Net asset value per share* ........................................................           $11.31
                                                                                       ==============
 Maximum offering price per share (net asset value per share / 99.00%, respectively)           $11.42
                                                                                       ==============

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                     See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999 (UNAUDITED)

Investment income:
 Interest ..........................................   $ 148,830,369
                                                       -------------
Expenses:
 Management fees (Note 3) ..........................      10,902,974
 Distribution fees (Note 3)
  Class A ..........................................       1,822,867
  Class B ..........................................          86,010
  Class C ..........................................         446,238
 Transfer agent fees (Note 3) ......................       1,076,863
 Custodian fees ....................................          29,607
 Reports to shareholders ...........................         200,096
 Registration and filing fees ......................          31,295
 Professional fees (Note 3) ........................          58,904
 Trustees' fees and expenses .......................          42,218
 Other .............................................          73,028
                                                       -------------
      Total expenses ...............................      14,770,100
                                                       -------------
       Net investment income .......................     134,060,269
                                                       -------------
Realized and unrealized losses:
 Net realized loss from investments ................     (32,597,549)
 Net unrealized depreciation on investments ........    (221,436,490)
                                                       -------------
Net realized and unrealized loss ...................    (254,034,039)
                                                       -------------
Net decrease in net assets resulting from operations   $(119,973,770)
                                                       =============


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 1999

                                                                         SIX MONTHS ENDED     YEAR ENDED
                                                                        NOVEMBER 30, 1999    MAY 31, 1999
                                                                        -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................     $  134,060,269    $  264,335,642
  Net realized gain (loss) from investments .........................        (32,597,549)       34,770,841
  Net unrealized depreciation on investments ........................       (221,436,490)      (68,274,888)
                                                                          ---------------------------------
      Net increase (decrease) in net assets resulting from operations       (119,973,770)      230,831,595
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................................       (127,443,839)     (259,311,860)
   Class B ..........................................................           (620,136)         (144,441)
   Class C ..........................................................         (3,334,062)       (5,976,311)
  Net realized gains:
   Class A ..........................................................                 --       (34,522,709)
   Class C ..........................................................                 --          (912,969)
                                                                          ---------------------------------
 Total distributions to shareholders ................................       (131,398,037)     (300,868,290)
 Capital share transactions: (Note 2)
  Class A ...........................................................       (108,343,586)       90,794,689
  Class B ...........................................................         14,333,975        19,219,023
  Class C ...........................................................            252,207        33,016,833
                                                                          ---------------------------------
 Total capital share transactions ...................................        (93,757,404)      143,030,545
      Net increase (decrease) in net assets .........................       (345,129,211)       72,993,850
Net assets
 Beginning of period ................................................      5,005,815,171     4,932,821,321
                                                                          ---------------------------------
 End of period ......................................................     $4,660,685,960    $5,005,815,171
                                                                          =================================
Undistributed net investment income included in net assets:
 End of period ......................................................     $    5,499,449    $    2,837,217
                                                                          =================================


                     See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class B, and Class C. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At November 30, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                         NOVEMBER 30, 1999                MAY 31, 1999
                                                  ------------------------------------------------------------
                                                     SHARES          AMOUNT          SHARES          AMOUNT
                                                  ------------------------------------------------------------
CLASS A SHARES:
 Shares sold ..................................    15,936,863    $ 183,889,498     36,317,861    $ 438,090,167
 Shares issues in reinvestment of distributions     5,163,167       59,475,155     11,562,080      139,259,975
 Shares redeemed ..............................   (30,584,529)    (351,708,239)   (40,360,181)    (486,555,453)
                                                  ------------------------------------------------------------
 Net increase (decrease) ......................    (9,484,499)   $(108,343,586)     7,519,760    $  90,794,689
                                                  ============================================================
CLASS B SHARES:
 Shares sold ..................................     1,295,077    $  14,930,149      1,616,584    $  19,388,622
 Shares issues in reinvestment of distributions        36,769          421,965          9,201          110,109
 Shares redeemed ..............................       (88,499)      (1,018,139)       (23,481)        (279,708)
                                                  ------------------------------------------------------------
 Net increase .................................     1,243,347    $  14,333,975      1,602,304    $  19,219,023
                                                  ============================================================
CLASS C SHARES:
 Shares sold ..................................     1,125,245    $  12,974,578      4,034,431    $  48,699,164
 Shares issues in reinvestment of distributions       176,934        2,038,018        359,822        4,333,718
 Shares redeemed ..............................    (1,284,960)     (14,760,389)    (1,660,553)     (20,016,049)
                                                  ------------------------------------------------------------
 Net increase .................................        17,219    $     252,207      2,733,700    $  33,016,833
                                                  ============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     ANNUALIZED
      FEE RATE    MONTH-END NET ASSETS
     ---------------------------------------------------------------
        .625%     First $100 million
        .500%     Over $100 million up to and including $250 million
        .450%     Over $250 million up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund reimburses Distributors, up to .10%, .65%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $537,968 and $53,999, respectively.

The Fund paid shareholder servicing fees of $1,076,863, of which $837,503 was paid to Investor Services.

Included in professional fees are legal fees of $12,800 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At November 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $4,553,784,750 was as follows:

      Unrealized appreciation ........   $175,217,014
      Unrealized depreciation ........    (83,910,191)
                                         ------------
      Net unrealized appreciation ....   $ 91,306,823
                                         ============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1999 aggregated $897,203,858 and $967,927,750, respectively.

6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.


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